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                                                      EXHIBIT 10


SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
-----------------------------------------------

     This Second Amendment to Loan and Security Agreement is made this 1st day of August, 1999 by and between Congress Financial Corporation, and First Union National Bank (individually and collectively, "Lender") Congress Financial Corporation, as Administrative Agent for Lender (in such capacity "Agent") and Crown Central Petroleum Corporation ("Crown"), Continental American Corporation, Crown Central Holding Corporation, Crown Central Pipe Line Company, Crown-Rancho Pipe Line Corporation, Crown Stations, Inc., FZ Corporation, Fast Fare, Inc., La Gloria Oil and Gas Company, Locot, Inc., McMurrey Pipe Line Company, Mollie's Properties, Inc. and Crowncen International N.V. (each of such parties, including Crown, being referred to herein, individually and collectively, as "Borrower").

                             RECITALS
                             --------

     Borrower, Agent and Lender entered into a certain Loan and Security Agreement dated December 10, 1998 (together with all amendments, modifications, addenda and supplements, the "Loan Agreement") and related documents, evidencing certain financing arrangements as more particularly described therein.

     The parties entered into an Amendment No. 1 to Loan and Security Agreement on March 29, 1999, to reflect certain modifications to the terms and conditions of the Loan
     Agreement.

The parties wish to make certain technical corrections to the Loan Agreement and subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan
Agreement.

     2. Section 2.2( b) of the Loan Agreement is hereby deleted in its entirety as of December 10, 1998 and the following shall be inserted in lieu thereof, effective as of December 10, 1998:

          "2.2(b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrowers shall pay to Agent, for the account of Lender, a letter of credit fee at a rate equal to two percent (2.00%) per annum, or, after March 31, 1999, such other annual rate as may be applicable by reference to the Pricing Grid, on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month. Unless Borrowers furnish cash collateral as provided in Section 2.2(d) below, Borrowers shall pay to Agent, for the account of Lender, a letter of credit fee, at Agent's option, at a rate equal to two percentage points per annum above the otherwise applicable rate on such daily outstanding balance for: (i) the period from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all Obligations (notwithstanding entry of a judgment against Borrowers) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Agent. Such letter of credit fee shall be calculated on the

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basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrowers to pay such fee shall survive the termination or non-renewal of this Agreement."

     3. Section 3.3 of the Loan Agreement is hereby deleted in its entirety as of December 10, 1998 and the following shall be inserted in lieu thereof, effective as of December 10, 1998:

          "3.3 UNUSED LINE FEE. Borrowers shall pay to Agent, for the account of Lender, monthly an unused line fee at a rate equal to one-half percent (.50%) per annum calculated upon the amount by which the Maximum Credit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect, which fee shall be payable on the first day of each month in arrears."

     4. Schedule 8.3 of the Loan Agreement is deleted in its entirety and there is substituted in its place, as of the date hereof, Amended Schedule 8.3 bearing the date hereof, attached hereto as Schedule 8.3.

     5. Section 9.9(a) of the Loan Agreement is hereby amended to read as follows:

             "(a) Borrowers may incur indebtedness consisting of:
(i) the Obligations; (ii) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which a Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to such Borrower, and with respect to which adequate reserves have been set aside on its books; (iii) purchase money indebtedness (including capital leases) outstanding at any time, not to exceed $6,500,000; (iv) indebtedness for Product Hedging Obligations incurred for hedging purposes (and not speculation) in order to protect Borrowers against reasonably anticipated fluctuations in the prices applicable to existing or reasonably anticipated requirements of crude oil, other feedstocks, retail petroleum products, or additives thereto or components thereof or existing or reasonably anticipated requirements for energy supplies; (v) the indebtedness shown on Schedule 9.9; (vi) indebtedness of Borrowers, in addition to that described in clauses (i) through
(v) above and any replacement or refinancing described in Section 9.9(a)(vii), so long as the aggregate principal amount of such indebtedness does not exceed the greater of (A) $10,000,000 and
(B) the dollar amount represented by the product of 500,000 and the settlement price on the New York Mercantile Exchange of the spot month for a barrel of West Texas Intermediate crude oil (or, if such price cannot be obtained, the arithmetic mean of the applicable prices shown in the then most recently published PLATT'S OILGRAM PRICE REPORT or, if such publication is not published at any time, or if it does not include such prices, then in any comparable industry publication including such prices), which amount will be calculated by Borrowers as of the last day of each calendar quarter using the price per barrel as determined under (B) above as of such date and shall be in effect for the next succeeding calender quarter; and (vii) replacement or refinancing of existing indebtedness and refinancing of indebtedness incurred under Section 9.9(b)."

     6. Section 9.10 of the Loan Agreement is hereby amended to be read as follows:

            "9.10   LOANS, INVESTMENT, GUARANTEES, ETC.:  No
Borrower shall directly or indirectly, make any loans or advance money or property to any Person (except (i) to another Borrower, or (ii)to another Person to fund temporarily the construction costs of new retail locations to be leased by a Borrower, provided however, that such construction loans and advances, by their express terms, are required to be repaid or reimbursed to said Borrower within 90 days of the later of completion of construction or commencement of

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full operations at such retail location, and provided further, that the aggregate amount of all such construction loans and advances at any time outstanding shall not exceed $10,000,000), or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase (except for the repurchase of such Borrower's own capital stock) the stock or indebtedness or all or a substantial part of the assets or property of any Person (except another Borrower), or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person (except another Borrower) or agree to do any of the foregoing,
EXCEPT: the endorsement of instruments for collection or deposit in the ordinary course of business; investments in (i) direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition,
(ii) repurchase agreements with a term of not more than one year or less from the date of acquisition, (iii) repurchase agreements with a term of not more than 30 days and fully collateralized by securities described in (b) (i), (iv) commercial paper (or other instruments with a maturity of one year or less from the date of acquisition) of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (v) eurodollar time deposits rated at least A-2 by S&P or P-2 by Moody's, (vi) municipal bonds or notes with maturities of one year or less from the date of acquisition rated A or better by S&P or Moody's or guaranteed by one or more banks rated at least A by S&P or Moody's, (vii) obligations of U.S. savings and loan and thrift institutions or commercial banks operating within the United States of America with maturities of one year or less, provided that such institutions have total assets of $500,000,000 or more at the time of investment and have a long-term rating of at least A by S&P or Moody's, (viii) participation in or notes evidencing loans with maturities of one year or less made by any bank to any corporation organized under the laws of the United States of America or any state thereof having a short-term rating of at least A-2 by S&P or P-2 by Moody's or a long-term rating of at least A by S&P or Moody's;
(ix) shares in an open-end money market fund organized by a bank or financial institution with combined total assets of at least $500,000,000 investing solely in obligations permitted by the foregoing clauses (i) through (viii) inclusive; (x) contributions made to Crown Central Petroleum Foundation, Inc. for charitable purposes not to exceed $500,000.00 per annum; and (xi) payments to Tiara for ordinary and customary business purposes."

     7.     There is hereby added to the Loan Agreement a new
Section 12.6 which shall read as follows:

             "12.6     SCHEDULES.  Any reference in this
Agreement to any Schedule hereto, shall include any and all amendments, modifications, supplements, revisions, replacements and restatements delivered to and accepted by Agent (a "Supplemental Schedule"). Each Supplemental Schedule shall be signed by Crown, dated its effective date, and delivered to Agent. Unless Agent shall object so such Supplemental Schedule in writing within ten (10) days of receipt, the Supplemental Schedule shall be deemed to take effect on and as of its Effective Date."

     8. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

          (a) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment).

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          (b)     This Amendment has been duly executed and
delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     9. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following conditions, in a manner satisfactory to Agent and its counsel:

          (a) Agent shall have received this Second Amendment to the Loan
Agreement duly authorized, executed and delivered by the parties hereto;

          (b) Agent shall have received the consents to this Amendment from each Lender and from Rosemore; and

          (c) No Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

     10. Except as expressly amended herein, the terms and conditions of the Loan
Agreement are hereby reaffirmed and ratified in all respects, and Borrower reaffirms each of the representations and warranties under the Loan Agreement made by it, as if said representations and warranties were made and given on and as of the date hereof.


     11. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

     12. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     13. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     14. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

15. The Amendment may be executed in any number of counterparts and by different parties on separate counterparts (including by facsimile transmission of executed signature pages hereto), each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereof.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed the date and year first above written.

                                    CROWN CENTRAL PETROLEUM CORPORATION

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Executive Vice
                               President and Chief Financial Officer

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                                    CONTINENTAL AMERICAN CORPORATION

                               By:  /s/--John E. Wheeler, Jr.
                                  ------------------------
                               John E. Wheeler, Jr., President


                                    CROWN CENTRAL HOLDING CORPORATION

                               By:  /s/--John E. Wheeler, Jr.
                                    -------------------------
                               John E. Wheeler, Jr., President


                                    CROWN CENTRAL PIPE LINE COMPANY

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    CROWN-RANCHO PIPE LINE CORPORATION

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    CROWN STATIONS, INC

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    F Z CORPORATION

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    FAST FARE, INC.

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    LA GLORIA OIL AND GAS COMPANY

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    LOCOT, INC.

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., President


                                    MCMURREY PIPE LINE COMPANY

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., President


                                    MOLLIE'S PROPERTIES, INC.

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Vice President


                                    CROWNCEN INTERNATIONAL N.V.

                               By:  /s/--John E. Wheeler, Jr.
                                    ------------------------
                               John E. Wheeler, Jr., Supervisory
                               Director

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AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION,
      as Agent

By:  /s/Drew Stawin
     --------------
I. Title: VP



CONSENTED TO:

ROSEMORE HOLDINGS, INC.
By:     Kenneth H. Trout
Title: EXECUTIVE VICE PRESIDENT

CONGRESS FINANCIAL CORPORATION
     as Lender

By:  /s/--Drew Stawin
     --------------
I. Title: VP

FIRST UNION NATIONAL BANK
    as Lender

By:  /s/--William Fee
      ---------------
Title: S VP

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